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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                 January 2, 2002
                                 ---------------

                       COCA-COLA BOTTLING CO. CONSOLIDATED
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                            0-9286                            56-0950585
      --------------                     ----------------                  ------------------
 (State or other jurisdiction        (Commission File Number)        (IRS Employer Identification No.)
      of incorporation)
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              4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (704) 557-4400
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events
---------------------

Piedmont Coca-Cola Bottling Partnership ("Partnership") was formed pursuant to a Partnership Agreement dated July 2, 1993 ("Partnership Agreement") between
Carolina Coca-Cola Bottling Investments, Inc., a subsidiary of The Coca-Cola
Company, and subsidiaries of Coca-Cola Bottling Co. Consolidated (the
"Company").

On January 2, 2002, Piedmont Partnership Holding Company ("Piedmont"), a wholly owned subsidiary of The Coca-Cola Company, sold a 4.651% interest in the Partnership to Coca-Cola Ventures, Inc. ("Ventures"), a wholly owned subsidiary of the Company, for a purchase price of $10 million. Following the sale, Ventures has a 54.651% interest in the Partnership and Piedmont has a 45.349% interest in the Partnership.

In connection with the sale, Piedmont and Ventures amended the Partnership
Agreement to reflect the new ownership percentages and to make certain other non-substantive changes.

As a result of the increase in the Company's ownership interest in the Partnership to more than 50%, the results of operations, financial position and cash flows of the Partnership will be presented on a consolidated basis in the financial statements of the Company beginning in the first quarter of the fiscal year 2002. In fiscal periods prior to 2002, the Company's investment in the Partnership was accounted for using the equity method.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits
         The following exhibit is filed herewith:
         10.1     Master Amendment to Partnership Agreement, Management
                  Agreement and Definition and Adjustment Agreement, dated as of
                  January 2, 2002 by and among Piedmont Coca-Cola Bottling
                  Partnership, CCBC of Wilmington, Inc., The Coca-Cola Company,
                  Piedmont Partnership Holding Company, Coca-Cola Bottling Co.
                  Consolidated and Coca-Cola Ventures, Inc.

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Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                      COCA-COLA BOTTLING CO. CONSOLIDATED
                                      -----------------------------------
                                                 (REGISTRANT)

Date: January 14, 2002         BY:           /s/ David V. Singer
                                  ----------------------------------------------
                                                 David V. Singer
                                  Principal Financial Officer of the Registrant
                                                      and
                                  Executive Vice President, Chief Financial
                                                    Officer